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                                                                    EXHIBIT 23.2

                      CONSENT OF PRICEWATERHOUSECOOPERS LLP


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statements of Multimedia Games, Inc., on Form S-8 (File No. 333-23123 and File No. 333-51072) of our report dated December 4, 1998, on our audit of the consolidated financial statements of Multimedia Games, Inc. and subsidiaries for the year ended September 30, 1998, which report is included in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP

Tulsa, Oklahoma
December 22, 2000